UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported 8/10/2004)

                           Med Gen Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

           Nevada                   000-29171             65-0703559
----------------------------      ----------------   -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)        Identification No.)


  7284 West Palmetto Park Road, Suite #207, Boca Raton, FL   33433
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               (Address of principal executive offices)


                          561-750-1100
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                   (Issuer's telephone number)


                         Not Applicable
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    (Former name or former address, if changed since last report)

                     All Correspondence to:

                          Med Gen Inc.
                  7284 West Palmetto Park Road
                           Suite #207
                      Boca Raton, FL  33433


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Item 1.   Change in Control of Registrant.

          Not Applicable


Item 2.   Acquisition or Disposition of Assets.

          Not Applicable

Item 3.   Bankruptcy of Receivership.

          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable

Item 5.   Other Events.

The lawsuit that was brought by Global HealthCare Laboratories Inc., and Dan L. Williams Co. Inc., the Company's former Distributors, resulted in a judgment against the Company on Friday August 9, 2004 with the jury awarding in favor of the Plaintiff, Global Healthcare, damages of $2,200,000.00. and Plaintiff, Dan L. Williams Co. Inc., damages of $11,000.00, for a total included in prejudgment interest in the amount of $2,489,418.19. The Company filed a motion for new trial on September 10th, 2004 and plaintiff filed an opposition motion on November 10th, 2004. During the past several weeks, the Company entered into settlement negotiations with the Plaintiffs and on December 9th, 2004 the Company and the Plaintiffs executed a Settlement Agreement containing the following terms and conditions:

     a. The Company will pay the Plaintiffs $200,000.00 in five monthly installments beginning in December 2004 and finishing in March 2005.

     b. The Company will issue to the Plaintiffs 8,000,000 shares of its common stock and file a registration statement for the sale of the shares on or before January 15, 2005. In the event the registration statement is not filed by that date, the Company will issue an additional 500,000 shares to the Plaintiffs. The Company is not guaranteeing the price or marketability of the shares issued.

     c. A satisfaction of judgment will be entered upon the earlier of the full payment of $200,000.00 and the sale of the shares or December 31, 2005.


Item 6.  Resignations of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits.

         Not Applicable

EXHIBITS:

None


Item 8.  Change in Fiscal Year

         Not Applicable


Item 9.  Regulation FD Disclosure

         Not

         Applicable


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Med Gen Inc.



                              /s/Paul B. Kravitz
                              ----------------------------------
                              Paul B. Kravitz,
                              Chairman & Chief Executive Officer
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